EXHIBIT 10.2

FIRST AMENDMENT TO LETTER OF INTENT

THIS FIRST AMENDMENT TO LETTER OF INTENT (the "First Amendment") is made and entered into effective as of the 31st day of May 2013 by and between Discovery Energy Corp. (“Discovery”) and Global Energy International Inc. (“Global”).

Recitals

WHEREAS, the Discovery and Global entered into a Letter of Intent dated May 28, 2013 (the "Letter of Intent"); and

WHEREAS, the Discovery and Global both desire to amend the Letter of Intent upon the terms, provisions and conditions set forth hereinafter;

Agreement

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Discovery and Global to amend the Letter of Intent, the Discovery and Global agree as follows (all undefined, capitalized terms used herein shall have the meanings assigned to such terms in the Letter of Intent):

1. Amendment to the Letter of Intent. Section 7(a) of the Letter of Intent is hereby amended so that the May 31, 2013 date is changed to “June 6, 2013,” and Global shall have until June 6, 2013 to remit to Discovery the initial standstill payment required by Section 7(a).

2. Miscellaneous. Except as otherwise expressly provided herein, the Letter of Intent is not amended, modified or affected by this First Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Letter of Intent are herein ratified and confirmed and shall remain in full force and effect. On and after the date on which this First Amendment becomes effective, the terms, "Letter of Intent," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Letter of Intent shall, except where the context otherwise requires, refer to the Letter of Intent, as amended by the First Amendment and this First Amendment. This First Amendment may be executed into one or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have set their hands hereunto as of the first day written above.

DISCOVERY ENERGY CORP.		Global Energy International Inc.

By:		By:
	Keith D. Spickelmier, Chairman		John S. Ippolito Jr., Chief Executive Officer